                                                                    Exhibit 99.2

   USA Interactive
   Pro Forma Segment Results
   $ in millions; rounding differences may exist. Unaudited.

REVENUE                                    1999         2000                                 2001
                                        ----------   ----------    ------------------------------------------------------------
                                         YE 12/31     YE 12/31        Q1          Q2          Q3           Q4         YE 12/31
                                        ----------   ----------    --------    --------    --------    ----------    ----------
Operating Businesses

HSN - U.S.                              $  1,332.9   $  1,527.0    $  349.2    $  356.5    $  374.8    $    469.4    $  1,550.0
Ticketing                                    442.7        518.6       150.1       163.9       133.9         131.8         579.7
Hotels.com                                   161.8        328.0       105.3       138.3       151.2         141.7         536.5
Expedia                                       73.0        156.7        57.2        78.5        79.5          81.8         296.9
Precision Response                           215.9        282.1        80.7        75.6        72.6          69.8         298.7
Match.com                                      9.0         29.2         8.5        10.7        12.5          17.6          49.2
                                        ----------   ----------    --------    --------    --------    ----------    ----------
  Sub-total                                2,235.4      2,841.5       751.1       823.5       824.5         911.9       3,311.0


Emerging Businesses
Citysearch and related                        27.3         50.8        12.4        12.4        11.1          10.3          46.1
International TV shopping and other          175.7        281.0        83.4        87.7        66.1          82.2         319.4
ECS/Styleclick                                55.4         48.5         8.6         7.8         5.4          12.4          34.2
                                        ----------   ----------    --------    --------    --------    ----------    ----------
  Sub-total                                  258.4        380.3       104.4       107.9        82.6         104.9         399.8
                                        ----------   ----------    --------    --------    --------    ----------    ----------
Non-recurring items                            6.9          -           -           -           -             -             -
Foreign exchange conversion                    -          (35.3)      (13.7)      (13.8)       (9.1)        (10.2)        (46.9)
HSN Disengagement                              -            6.2        36.2        25.3        21.6          25.9         109.0
Intersegment Elimination                       -            -           -          (2.6)       (2.3)         (2.2)         (7.1)
                                        ----------   ----------    --------    --------    --------    ----------    ----------
  Total                                 $  2,500.7   $  3,192.8    $  877.9    $  940.3    $  917.3    $  1,030.3    $  3,765.8
                                        ==========   ==========    ========    ========    ========    ==========    ==========


                                                                        2002
                                        ------------------------------------------------------------------
                                             Q1            Q2           Q3           Q4          YE 6/30
                                        ----------    ----------    ----------    ----------    ----------
Operating Businesses

HSN - U.S.                              $    396.2    $    376.1                                $    772.3
Ticketing                                    153.4         175.4                                     328.8
Hotels.com                                   165.7         229.7                                     395.4
Expedia                                      116.0         142.7                                     258.7
Precision Response                            70.1          72.1                                     142.2
Match.com                                     25.3          29.5                                      54.8
                                        ----------    ----------    ----------    ----------    ----------
  Sub-total                                  926.6       1,025.6                                   1,952.3


Emerging Businesses
Citysearch and related                         7.3           7.6                                      14.9
International TV shopping and other           81.5          87.8                                     169.4
ECS/Styleclick                                12.1          10.4                                      22.5
                                        ----------    ----------    ----------    ----------    ----------
  Sub-total                                  100.9         105.8                                     206.7
                                        ----------    ----------    ----------    ----------    ----------
Non-recurring items                            -             -                                         0.0
Foreign exchange conversion                  (16.5)        (10.1)                                    (26.7)
HSN Disengagement                             (0.9)         (0.9)                                     (1.8)
Intersegment Elimination                      (3.0)         (2.6)                                     (5.6)
                                        ----------    ----------    ----------    ----------    ----------
  Total                                 $  1,007.1    $  1,117.8                                $  2,124.9
                                        ==========    ==========    ==========    ==========    ==========

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on July 24, 2002.

   ADJUSTED EBITDA                           1999         2000                                       2001
                                            -------     --------        -----------------------------------------------------------
                                           YE 12/31     YE 12/31          Q1          Q2            Q3           Q4        YE 12/31
                                           --------     --------        ------      -------       ------       -------     --------
   OPERATING BUSINESSES

   HSN - U.S.                               $ 214.7      $ 229.6        $ 45.7       $ 51.7       $ 45.9        $ 72.1      $ 215.4
   Ticketing                                   93.3        100.0          30.2         35.5         19.0          21.5        106.2
   Hotels.com                                  24.2         52.6          15.8         21.0         21.8          22.9         81.5
   Expedia                                    (44.3)       (38.8)          4.5         17.7         16.4          22.2         60.9
   Precision Response                          30.4         44.6          10.0         10.2          7.9           6.2         34.3
   Match.com                                   (0.4)         6.3           0.3          2.8          5.8           7.6         16.5
   Corporate and other                        (36.1)       (29.9)         (7.9)        (8.2)        (8.1)         (7.0)       (31.2)
                                            -------      -------        ------      -------       ------       -------      -------
     SUB-TOTAL                                281.7        364.5          98.6        130.8        108.7         145.4        483.6

   Emerging Businesses
   Citysearch and related                     (60.4)       (63.9)        (11.8)       (11.0)       (10.8)         (9.9)       (43.4)
   International TV shopping and other         11.8         14.7          (0.8)        (1.6)       (12.4)         (7.7)       (22.6)
   ECS/Styleclick                             (56.0)       (71.2)        (16.9)       (14.5)       (14.4)         (7.8)       (53.6)
                                            -------      -------        ------      -------       ------       -------      -------
     Sub-total                               (104.6)      (120.4)        (29.4)       (27.1)       (37.6)        (25.4)      (119.6)
   Foreign exchange conversion                    -         (3.9)         (0.9)        (1.0)         0.9          (0.2)        (1.2)
   HSN Disengagement                              -          0.9           6.0          3.5          3.0           3.6         16.1
                                            -------      -------        ------      -------       ------       -------      -------
     TOTAL                                  $ 177.0      $ 241.0        $ 74.3      $ 106.2       $ 75.0       $ 123.4      $ 378.9
                                            =======      =======        ======      =======       ======       =======      =======
   Non recurring items                            -         (4.7)            -         (4.8)       (12.3)         (3.1)       (20.1)
                                            -------      -------        ------      -------       ------       -------      -------
ADJUSTED EBITDA- LESS NON-RECURRING ITEMS   $ 177.0      $ 236.3        $ 74.3      $ 101.5       $ 62.7       $ 120.3      $ 358.8
                                            =======      =======        ======      =======       ======       =======      =======

   Adjusted EBITDA                                                              2002
                                                 ----------------------------------------------------------------------
                                                    Q1              Q2             Q3              Q4           YE 6/30
                                                 -------         -------         -------         -------        -------
   OPERATING BUSINESSES

   HSN - U.S.                                     $ 57.7          $ 62.6                                        $ 120.3
   Ticketing                                        33.7            43.7                                           77.4
   Hotels.com                                       25.8            32.9                                           58.6
   Expedia                                          34.5            43.3                                           77.8
   Precision Response                                5.7             8.1                                           13.8
   Match.com                                         6.9             9.7                                           16.6
   Corporate and other                              (8.7)           (9.9)                                         (18.6)
                                                 -------         -------         -------         -------        -------
     SUB-TOTAL                                     155.6           190.4                                          346.0

   EMERGING BUSINESSES
   Citysearch and related                          (10.7)           (8.6)                                         (19.3)
   International TV shopping and other              (8.5)           (6.1)                                         (14.6)
   ECS/Styleclick                                   (4.6)           (6.2)                                         (10.7)
                                                 -------         -------         -------         -------        -------
     SUB-TOTAL                                     (23.8)          (20.9)                                         (44.6)
   Foreign exchange conversion                      (0.3)           (0.2)                                          (0.5)
   HSN Disengagement                                 0.0             0.0                                            0.0
                                                 -------         -------         -------         -------        -------
     TOTAL                                       $ 131.6         $ 169.3                                        $ 300.9
                                                 =======         =======         =======         =======        =======
   Non recurring items                               0.0           (44.4)                                         (44.4)
                                                 -------         -------         -------         -------        -------
ADJUSTED EBITDA- LESS NON-RECURRING ITEMS        $ 131.6         $ 124.9                                        $ 256.5
                                                 =======         =======         =======         =======        =======

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2002.

USA INTERACTIVE
ACTUAL RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

P&L                                                  1999         2000                                2001
                                                   --------    ---------   ------------------------------------------------------
                                                   YE 12/31(1) YE 12/31(1)   Q1(1)       Q2        Q3(1)       Q4(1)     YE 12/31(1)
                                                   --------    ---------   --------    ------    --------    --------    --------
                                 Date Reported:    02/01/01     01/29/02   04/24/02    07/24/02  10/24/01    01/29/02    01/29/02

Revenues, net                                       3,371.7     4,596.2     1,312.8     940.3     1,255.8     1,346.5     4,855.4

Operating costs and expenses:
     Costs related to revenues                      1,995.9     2,757.9       799.8     597.9       746.3       831.3     2,975.4
     Other costs and expenses                         754.7     1,027.6       282.5     236.2       312.4       298.3     1,129.4
     Amort. of non-cash distribution
     and marketing expense                              0.0        11.7         8.0      10.6         5.2         6.5        30.3
     Depreciation and other amortization               98.5       174.7        65.8      84.4        51.2        63.4       264.9
     Amortization of goodwill                         252.7       568.0         0.0       0.0       103.0       100.8       203.7
     Non-recurring items                                0.0         0.0         0.0      10.6         0.0         0.0         0.0
                                                   --------    ---------   --------    ------    --------    --------    --------
             Total operating costs                  3,101.8     4,539.8     1,156.2     939.7     1,218.1     1,300.4     5,854.0
                                                   --------    ---------   --------    ------    --------    --------    --------
             Operating income                         269.9        56.3       156.6       0.6        37.7        46.1       241.0

Interest expense, net                                 (48.5)      (34.2)      (11.4)     19.8       (10.1)      (14.0)      (15.7)
Gain on sale of securities                             89.7         0.0         0.0       0.0         0.0         0.0         0.0
Other, net                                              5.8        49.3        (6.5)     (5.9)      (12.9)      (26.4)      (51.8)
                                                   --------    ---------   --------    ------    --------    --------    --------
                                                       46.9        15.1       (17.9)     13.9       (23.1)      (40.4)      (67.6)
                                                   --------    ---------   --------    ------    --------    --------    --------
Earnings before income taxes and
     minority interest                                316.9        71.4       138.6      14.5        14.6         5.7       173.5

Income tax expense                                   (103.1)     (112.9)      (33.7)    (13.5)      (21.9)      (37.7)     (106.9)
Minority interest                                    (197.3)      (47.1)      (79.1)      3.3       (33.2)      (25.0)     (133.9)
                                                   --------    ---------   --------    ------    --------    --------    --------
Net earnings/(loss) from continuing operations         16.5       (88.6)       25.8       4.2       (40.4)      (56.9)      (67.3)
                                                   ========    =========   ========    ======    ========    ========    ========

Preferred dividend                                      0.0         0.0         0.0      (3.3)        0.0         0.0         0.0
                                                   --------    ---------   --------    ------    --------    --------    --------
Net earnings available to common shareholders          16.5       (88.6)       25.8       1.0       (40.4)      (56.9)      (67.3)
                                                   ========    =========   ========    ======    ========    ========    ========
Weighted average diluted shares                       367.9       359.7       396.9     463.1       376.4       377.1       374.1
                                                   ========    =========   ========    ======    ========    ========    ========
Weighted average fully converted shares               721.0       747.4       758.0                 737.6       760.9       765.3
                                                   ========    =========   ========    ======    ========    ========    ========

Basic earnings per share                           $    .05    $   (.25)                         $ (.11)     $  (.15)    $  (.34)
                                                   ========    =========   ========    ======    ========    ========    ========
Diluted earnings per share                         $    .04                $    .07    $  .00     $  (.08)
                                                   ========    =========   ========    ======    ========    ========    ========

ADJUSTED EBITDA                                       621.1       810.7       230.4     101.4       197.1       216.8       745.8
                                                   ========    =========   ========    ======    ========    ========    ========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share               $   (.01)   $   (.25)               $  .01    $   (.08)   $   (.13)   $   (.34)
                                                   ========    =========   ========    ======    ========    ========    ========
Cash net income earnings per share                                $(.14)   $    .13    $  .05    $    .13    $    .04    $    .40
                                                   ========    =========   ========    ======    ========    ========    ========

                                                                                                  2002
                                                            ----------------------------------------------------------------------
                                                             Q1 (1)             Q2                  Q3            Q4      YE 12/31
                                                            --------        ---------            --------       ------    --------
                                  Date Reported:           04/24/02             07/24/02
Revenues, net                                                1,372.6         1,117.8

Operating costs and expenses:
     Costs related to revenues                                 822.5           681.9
     Other costs and expenses                                  316.4           267.5
     Amort. of non-cash distribution
     and marketing expense                                       7.0            10.1
     Depreciation and other amortization                        90.3            93.5
     Amortization of goodwill                                    0.0             0.0
     Non-recurring items                                         0.0           158.7
                                                            --------        --------        --------        --------        --------
             Total operating costs                           1,236.1         1,211.7
                                                            --------        --------        --------        --------        --------
             Operating income                                  136.4           (93.9)

Interest expense, net                                          (11.8)           28.6
Gain on sale of securities                                       0.0             0.0
Other, net                                                     (12.1)          (13.4)
                                                            --------        --------        --------        --------        --------
                                                               (23.9)           15.2
                                                            --------        --------        --------        --------        --------
Earnings before income taxes and
     minority interest                                         112.6           (78.8)

Income tax expense                                             (32.2)          (14.6)
Minority interest                                              (54.5)           (9.7)

                                                            --------        --------        --------        --------        --------
Net earnings/(loss) from continuing operations                  25.9          (103.1)
                                                            ========        ========        ========        ========        ========

Preferred dividend                                              (2.0)           (3.3)

                                                            --------        --------        --------        --------        --------
Net earnings available to common shareholders                   23.9          (106.4)
                                                            ========        ========        ========        ========        ========

Weighted average diluted shares                                422.0           472.3
                                                            ========        ========        ========        ========        ========
Weighted average fully converted shares                        783.1
                                                            ========        ========        ========        ========        ========

Basic earnings per share                                    ========        ========        ========        ========        ========
Diluted earnings per share                                  $    .05        $   (.26)
                                                            ========        ========        ========        ========        ========

ADJUSTED EBITDA                                                234.6           124.9
                                                            ========        ========        ========        ========        ========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                                        $    .03
                                                            ========        ========        ========        ========        ========
Cash net income earnings per share                          $    .08        $    .10
                                                            ========        ========        ========        ========        ========


(1) Previously reported data is not adjusted to reflect the sale of entertainment assets to Vivendi Universal as discontinued operations.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on July 24, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS EXCEPT PER UNIT

                                          1999     2000                          2001
                                        ------  ---------  -----------------------------------------------------
                                           YE       YE        Q1          Q2        Q3          Q4        YE
                                        ------  ---------  ---------  ---------  ---------  ---------  ---------
HSN- US
  Units shipped                           32.1     35.2        8.6        9.0        9.5       11.4       38.5

  Gross profit %                         34.3%    34.9%      33.5%      34.5%      34.3%      33.9%      34.0%

  Return rate                            20.3%    19.6%      19.6%      19.6%      19.0%      17.9%      19.0%

  Product mix:*
     Home Licensing                        N/A      N/A        37%        35%        36%        41%        38%
     Home Fashions                         N/A      N/A         4%         4%         5%         5%         4%
     Jewelry                               N/A      N/A        26%        26%        25%        25%        25%
     Health/Beauty                         N/A      N/A        19%        22%        20%        17%        19%
     Apparel/Accessories                   N/A      N/A        14%        13%        14%        12%        13%

  Average Price Point                      N/A   $47.82  $   50.06  $   47.36  $   46.21  $   47.36  $   47.69

  HSN cable / DBS HH (end of period)      60.6     65.9       68.4       69.5       71.5       73.4       73.4

  HSN total HH (end of period)            73.7     77.1       80.2       81.1       82.8       83.0       83.0

  America's Store FTE's (end of period)    8.3      8.6        8.3       10.6       11.0       12.3       12.3

                                                                        2002
                                        ---------------------------------------------------------------
                                           Q1            Q2            Q3           Q4            YE
                                        -------       -------       -------       -------       -------
HSN- US
  Units shipped                             9.6        9.3

  Gross profit %                          35.5%      38.4%

  Return rate                             19.0%      18.8%

  Product mix:*
     Home Licensing                         32%        28%
     Home Fashions                           7%         6%
     Jewelry                                24%        26%
     Health/Beauty                          24%        24%
     Apparel/Accessories                    13%        16%

  Average Price Point                    $45.41  $   44.18

  HSN cable / DBS HH (end of period)       72.6       74.9

  HSN total HH (end of period)             74.9       77.1

  America's Store FTE's (end of period)    10.2       11.1

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
* In Q1 2002, HSN reclassfied certain items in its product mix.
As such, wellness, ingestibles, and fitness categories were moved out of the Home Goods category and into the Health & Beauty category. Product Mix for
1999 and 2000 assuming reclassification not available. Home Licensing includes electronics, computers, and other licensed homegoods.

As filed with the Securities and Exchange Commission on July 24, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS EXCEPT PER TICKET

                                 1999    2000                      2001                                           2002
                                ------  ------     -----------------------------------------      ---------------------------------
                                   YE      YE       Q1       Q2       Q3       Q4       YE         Q1      Q2      Q3     Q4     YE
                                ------  ------     ----   ------     ----     ----    ------      ----   ------  -----   -----  ---
TICKETING

  Number of tickets sold          75.0    83.0     23.6     23.6     19.3     20.3      86.8      23.9     24.3

  Gross value of tickets sold   $2,781  $3,256     $937   $1,016     $788     $870    $3,611      $997   $1,144

  Share of tickets sold online   13.4%   24.5%    29.5%    33.2%    31.9%    33.9%     32.1%     37.8%    43.0%

  Revenue per ticket            $ 5.25   $5.71    $5.96    $6.29   $ 6.20   $ 6.00    $ 6.11     $5.97    $6.72

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on July 24, 2002.

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                                          ----------      ----------------------------------------------------------
                                            2000                                    2001
                                          ----------      ----------------------------------------------------------
                                            YE                Q1        Q2            Q3           Q4         YE
                                          ----------      ----------------------------------------------------------
MATCH.COM
     Paid subscribers                         156.9         189.5       216.6         252.7        382.2      382.2

     New registrations                      1,135.6       1,054.7     1,059.5       1,216.0      2,304.0    5,634.3

     New subscriptions (first time only)      399.5         121.7       134.8         154.2        260.4      671.0

     Conversion rate (Reg to Subs)            35.2%         11.5%       12.7%         12.7%        11.3%      11.9%

                                          --------------------------------------------------------
                                                                  2002
                                          --------------------------------------------------------
                                           Q1            Q2           Q3          Q4           YE
                                          --------------------------------------------------------
MATCH.COM
     Paid subscribers                       527.7      604.2

     New registrations                    2,911.7    3,284.5

     New subscriptions (first time only)    342.4      313.2

     Conversion rate (Reg to Subs)          11.8%       9.5%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on July 24, 2002.

USA Interactive
Operating Metrics

                                          --------      -----------     -----------------------------------------------------------
                                           1999            2000                                    2001
                                          --------      -----------     -----------------------------------------------------------
                                            YE              YE              Q1           Q2        Q3            Q4           YE
                                          --------    -------------     -----------------------------------------------------------
HOTELS.COM

     Hotel room nights sold (thousands)     1,229            2,433          799        1,030      1,227         1,187         4,243

     Average Daily Rate                       N/A          $131.70      $124.35      $129.65    $120.30       $112.40       $121.10

     Affiliates (including TravelNow)         N/A           16,200       18,649       20,857     22,793        23,808        23,808

     Properties                             1,500            2,600        3,084        3,374      3,890         4,567         4,567

     Cities served                             40               97          135          146        171           178           178

                                          ---------------------------------------------------------------------
                                                                         2002
                                          ---------------------------------------------------------------------
                                                  Q1            Q2           Q3            Q4            YE
                                          ---------------------------------------------------------------------

HOTELS.COM
     Hotel room nights sold (thousands)          1,408        1,883

     Average Daily Rate                        $115.70      $118.95

     Affiliates (including TravelNow)           25,755       28,340

     Properties                                  6,058        6,467

     Cities served                                 218          243

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 24, 2002

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                                                        ------------    ------------------------------------------------------------
                                                          2000                                     2001
                                                        ------------    ------------------------------------------------------------
                                                           YE               Q1         Q2            Q3           Q4         YE
                                                        ------------    ------------------------------------------------------------
EXPEDIA

     Total gross bookings (a)                            $1,793,000      $674,000    $802,000     $723,000     $704,000   $2,903,000

     Total transactions (b)                                   4,832         1,780       2,241        2,222        2,229        8,472

     Average monthly Media Metrix reach (c)                     N/A         6,969       7,502        9,410        9,238          N/A

     Expedia.com conversion (d)                                 N/A          5.7%        7.0%         5.5%         5.2%          N/A

     Expedia new purchasing customers (e)                     1,769           671         904          918          870        3,363

     Expedia cumulative purchasing customers (f)              8,843         3,603       4,507        5,424        6,294       19,828

     Expedia quarterly unique purchasing customers (g)        2,741         1,007       1,336        1,393        1,383        5,119

                                                        --------------------------------------------------------------------------
                                                                                             2002
                                                        --------------------------------------------------------------------------
                                                                Q1                Q2             Q3             Q4             YE
                                                        --------------------------------------------------------------------------
EXPEDIA

     Total gross bookings (a)                                $1,107,000        $1,333,000

     Total transactions (b)                                       3,045             3,681

     Average monthly Media Metrix reach (c)                      11,242            12,161

     Expedia.com conversion (d)                                    5.8%              6.3%

     Expedia new purchasing customers (e)                         1,316             1,529

     Expedia cumulative purchasing customers (f)                  7,610             9,139

     Expedia quarterly unique purchasing customers (g)            1,874             2,217

(a) Gross bookings represents the total value of travel booked through the Expedia, VacationSpot, and WWTE sites.

(b) Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites.

(c) Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites.

(d) Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.

(e) Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.


(f) Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.

(g) Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 24, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS


CAPITALIZATION  (as of 7/15/02)

     Ticker (NASDAQ)                                                               USAI

     SHARES OUTSTANDING (MILLIONS) (a):
     USA Common Stock                                                                  383.6
     USA Class B                                                                        64.6
                                                                              ---------------
         Total Shares Outstanding                                                      448.3



     Estimated dilutive options and warrants (treasury method)                          25.2
                                                                              ---------------
     Fully diluted shares                                                              473.4
                                                                              ===============

     MARKET CAPITALIZATION (billions):
     Outstanding equity capitalization                                                 $10.7
     Fully diluted equity capitalization                                               $11.2

     Attributable Cash (b)                                                              $3.2
     Securities in VUE (c)                                                               2.1
     Debt and Preferred Stock                                                           (1.2)
                                                                              ---------------
     Net Attributable Cash and Securities                                                4.0
                                                                              ===============

     (a) Fully diluted shares includes treasury method options and warrants and other dilutive securities, and includes Vivendi's remaining 56.6 million shares that may be delivered to USA in connection with USA's Series B preferred interest in VUE.
     (b) Includes attributable cash from USA's public subsidiaries, based on the Q2 weighted average of USA's fully diluted, treasury method ownership in public subsidiaries, which was 66% for Ticketmaster, 67% for Hotels.com and 55% for Expedia. Excludes cash due to clients at Ticketmaster. Consolidated cash is $3.5 billion as of June 30, 2002.
     (c) Includes securities issued to USA in the Vivendi transaction, as follows: Class A and Class B preferred interests and 5.4% common interest in Vivendi Universal Entertainment ("VUE") at balance sheet carrying values, less the estimated present value of taxes on the above securities.

                                                         Shares        % of Shares           % of Fully
                                                         Owned         Outstanding         Diluted Shares
                                                    --------------   ----------------    -------------------
         Ticketmaster (NASDAQ: TMCS)                         95.8                67%                    66%
         Hotels.com (NASDAQ: ROOM)                           39.0                68%                    67%
         Expedia (NASDAQ: EXPE)                              35.4                62%                    55%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on July 24, 2002.


BUSINESS MIX / GROSS TRANSACTION VALUE

    Revenue sources (Q2 '02):
         Merchandise                                           40%
         Online travel/hotel rooms                             34%
         Ticketing                                             16%
         Teleservices / ECS                                     7%

         Personals                                              3%
                                                    --------------
         Commerce                                             100%
                                                    ==============





         Interactive (online and TV) (% of total)              84%
         International (% of total)                            13%
